SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: November 28, 2006
QLT INC.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-17082	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5

(Address of Principal Executive Offices) (Zip Code)
(604) 707-7000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     b)    On November 28, 2006, QLT Inc. announced the appointment Dr. Bruce Carter, to its board of directors. Concurrent with the addition of Dr. Carter to the board of directors, Dr. Julia Levy is retiring from the board and becoming Director Emerita. Dr. Levy will continue to be actively involved in QLT’s Scientific Advisory Board.
            Bruce Carter, Ph.D., is Chairman of the Board, President and Chief Executive Officer of ZymoGenetics, a biopharmaceutical company in Seattle, Washington. Dr. Carter was appointed Chairman of the Board in April 2005 and has been ZymoGenetics’ Chief Executive Officer since April 1998. Dr. Carter first joined ZymoGenetics in 1986 as Vice President of Research and Development. In 1994, he was chosen as Corporate Executive Vice President and Chief Scientific Officer for Novo Nordisk A/S, the former parent company of ZymoGenetics. He was elected to the board of ZymoGenetics in 1987 and was appointed Chairman of the Board and President of that company in 1998. Dr. Carter led the negotiations that established ZymoGenetics as an independent company from Novo Nordisk in 2000. Dr. Carter held various positions of increasing responsibility at G.D. Searle & Co., Ltd. from 1982 to 1986 and was a lecturer at Trinity College, University of Dublin from 1975 to 1982. Dr. Carter received a B.Sc. with Honors in Botany from the University of Nottingham, England, and a Ph.D. in Microbiology from Queen Elizabeth College, University of London.
            The board of directors has established a new standing committee of the board, the Scientific Review Committee. The committee consists of Ian Massey (chair), Ronald Henriksen and Bruce Carter.
            The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
ITEM 9.01 EXHIBITS
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number	Description
99.1	Press Release dated November 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC. (Registrant)
By:	/s/ Cameron Nelson
Cameron Nelson
Vice President and Chief Financial Officer

Dated: November 29, 2006